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                                                                    EXHIBIT 12.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the report of Claxson Interactive Group Inc. (the "Company") on Form 20-F as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Roberto Vivo-Chaneton, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: July 14, 2003

                                                       /s/ Roberto Vivo-Chaneton
                                                       -------------------------
                                                       Roberto Vivo-Chaneton
                                                       Chief Executive Officer